UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018 (August 1, 2018)

Del Frisco’s Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail

Irving, TX 75063

(Address of principal executive offices, including zip code)

(469) 913-1845

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 1, 2018, Del Frisco’s Restaurant Group, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Piper Jaffray & Co. and J.P. Morgan Securities LLC, as representatives of the underwriters (collectively, the “Underwriters”), with respect to (i) the sale by the Company of 11,250,000 shares of the Company’s common stock, par value $0.001 per share, to the Underwriters and (ii) the grant by the Company to the Underwriters of an option (the “Option”) to purchase up to 1,687,500 additional shares of the Company’s common stock (together, the “Shares”). The sale of the Shares, including the exercise in full of the Option, closed on August 6, 2018.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by the Company for losses and damages in connection with the sale of the Shares. In the ordinary course of business, the Underwriters or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses. For additional information regarding the Company’s relationships with the Underwriters, see the section entitled “Underwriting (Conflicts of Interest)” in the preliminary prospectus supplement and final prospectus supplement relating to the offering and sale of the Shares.

The offering and sale of the Shares was made pursuant to a preliminary prospectus supplement and final prospectus supplement related to the Company’s shelf registration statement on Form S-3 (File No. 333-225938) (the “Registration Statement”), which became effective on July 12, 2018, each of which has been filed with the Securities and Exchange Commission. The information contained in this Current Report on Form 8-K is hereby incorporated by reference into the Registration Statement.

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

On August 6, 2018, Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion to the Company with respect to the validity of the Shares (the “Opinion”). The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 1, 2018, by and among Del Frisco’s Restaurant Group, Inc. and Piper Jaffray & Co., J.P. Morgan Securities LLC and Citizens Capital Markets, Inc.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated August 6, 2018.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date: August 6, 2018	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer